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                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to Section 240.14a-12

                    meVC DRAPER FISHER JURVETSON FUND I, INC.
                               (d/b/a MVC CAPITAL)
         ----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


         ----------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


         (1)     Title of each class of securities to which transaction applies:

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         (2)     Aggregate number of securities to which transaction applies:

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         (3)     Per unit price or other underlying value of transaction
                 computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)     Proposed maximum aggregate value of transaction:

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         (5)     Total fee paid:

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[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid
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        (2)      Form, Schedule or Registration Statement No.:

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        (3)      Filing Party:

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        (4)      Date Filed:

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                    MVC CAPITAL SUES MILLENCO FOR VIOLATIONS
                            OF FEDERAL SECURITIES LAW

  Complaint Alleges "Conspiracy" to Take Control of MVC Capital, Liquidate Fund



Menlo Park, CA - February 6, 2003 - MVC Capital (NYSE: MVC), an information technology venture capital fund, announced today that it has filed a complaint in the United States District Court Southern District of New York against Millennium Partners, L.P., Millenco, L.P., and Karpus Management, Inc. for multiple violations of federal securities law.

The complaint alleges that the defendants, which collectively are beneficial owners of more than 10% of the stock of MVC Capital, have conspired to take control of MVC and then immediately or gradually liquidate the Fund's assets for their own profit, through a variety of illegal acts, including,

   o  prohibited pyramiding of stock ownership

   o  material misrepresentations and omissions in various mandatory SEC filings

   o fraudulent proxy solicitations in anticipation of MVC's February 28 annual meeting

   o  market manipulation

The complaint also alleges that Millenco and Karpus Management have carefully coordinated the timing of their purchases of MVC Capital stock to allow them to artificially hold down MVC's stock price as they accumulated their positions. "One defendant bought a significant volume of MVC Capital shares for a period of time and then, almost simultaneous with the end of those purchases, the other defendant commenced its purchases. This exceptional coordination of purchases could not conceivably have been coincidental given its magnitude and extent over several months in 2002," the complaint said. These purchases evidence "a scheme by defendants to coordinate their purchases that could have only one purpose: to artificially keep depressed the market price of MVC Capital shares."

The complaint also alleges that Millenco and Karpus have made deceptive filings with the SEC. "Nowhere in any of those filings or elsewhere has any defendant publicly disclosed that (a) they are acting in concert for the purpose of acquiring, holding, voting and/or disposing of MVC Capital shares....(b) they collectively own more than 10% of the outstanding shares of MVC Capital and so are statutory insiders....(c) they agreed in 2002 to act together for the purpose of acquiring control over the Fund to cash their shares out at a profit,
(d) they acted in concert to manipulate and artificially depress the price of MVC Capital shares on the New York Stock Exchange, and (e) Millennium Partners and its affiliates are prohibited by the anti-pyramiding provisions of the Investment Company Act from controlling more than 3% of MVC Capital."





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The complaint asks the Court for preliminary and permanent injunctive relief, including,

   o requiring Millennium Partners to sell all MVC shares it owns in excess of 3% of the outstanding stock into the open market

   o prohibiting Millennium Partners, and any persons or entities it controls, from voting more than 3% of the outstanding shares of MVC Capital

   o prohibiting all defendants from voting any proxies obtained or to be obtained from any shareholder that has executed such proxy less than 48 hours after defendants make corrective disclosures to remedy their material misrepresentations and omissions.

About MVC Capital

MVC Capital, a business development company, was formed to provide individual investors with the opportunity to invest in venture capital, a historically top-performing asset class previously open only to high-net-worth individuals and institutional investors. The Fund's investment objective is long-term capital appreciation from venture capital investments in information technology companies. MVC Capital utilizes both equity investing and lending to achieve its objective. Additional information on the Fund and its investments may be obtained by writing to MVC Capital, 3000 Sand Hill Road, Building One, Suite 155, Menlo Park, CA 94025, Attention: Secretary, via the website at www.mvccapital.com, or by calling (877) 474-6382.

We encourage you to sign up for MVC Capital's email notification list by clicking on the following link:
http://www.mvccapital.com/mailing_list/subscribe.jsp

Contact:
     MVC Capital
     Brian Matthews, 650/926-7015 (Investors)
             or
     The Abernathy MacGregor Group (Media)
         Mike Pascale/Rhonda Barnat, 212/371-5999

IN CONNECTION WITH THE ABOVE-DESCRIBED MATTERS AND ITS 2003 ANNUAL MEETING OF SHAREHOLDERS, meVC DRAPER FISHER JURVETSON FUND I, INC. (d/b/a MVC CAPITAL) HAS FILED A PROXY STATEMENT AND INTENDS TO FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT AND THESE OTHER MATERIALS WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CONCERNING MVC CAPITAL AT THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. SHAREHOLDERS MAY ALSO OBTAIN FOR FREE THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY MVC CAPITAL WITH THE SECURITIES AND




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EXCHANGE COMMISSION IN CONNECTION WITH THE ABOVE-DESCRIBED MATTERS BY DIRECTING
A REQUEST TO BRIAN MATTHEWS AT 3000 SAND HILL ROAD, BUILDING ONE, SUITE 155, MENLO PARK, CA 94025 OR 650-926-7015.

MVC CAPITAL AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM MVC CAPITAL SHAREHOLDERS WITH RESPECT TO THE ABOVE-DESCRIBED MATTERS. INFORMATION REGARDING THESE DIRECTORS AND EXECUTIVE OFFICERS AND THEIR OWNERSHIP OF MVC CAPITAL COMMON STOCK IS SET FORTH IN MVC CAPITAL'S PROXY STATEMENT FOR ITS 2003 ANNUAL MEETING OF SHAREHOLDERS. ADDITIONAL INFORMATION REGARDING THESE DIRECTORS AND EXECUTIVE OFFICERS AND THEIR INTERESTS IS INCLUDED IN THE PROXY STATEMENT.

STATEMENTS IN THIS ANNOUNCEMENT OTHER THAN HISTORICAL DATA AND INFORMATION CONSTITUTE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED OR IMPLIED
BY SUCH FORWARD-LOOKING STATEMENTS. POTENTIAL RISKS AND UNCERTAINTIES MAY INCLUDE, BUT ARE NOT LIMITED TO, RECENT CHANGES IN SENIOR MANAGEMENT, FLUCTUATIONS IN OPERATING RESULTS, MARKET CONDITIONS, CHANGES IN TECHNOLOGY, INCREASED COMPETITION AND OTHER RISKS IDENTIFIED BY MVC CAPITAL FROM TIME TO TIME IN ITS FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.